EXHIBIT (a)(1)(ii)

Letter of Transmittal
To Tender Shares of Common Stock
of
O.I. Corporation
Pursuant to the Offer to Purchase
Dated June 20, 2007

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, JULY 24, 2007,
UNLESS THE OFFER IS EXTENDED.

The Depositary for the offer is:

AMERICAN STOCK TRANSFER & TRUST COMPANY

By Mail or Overnight Courier:	By Hand:
America Stock Transfer & Trust Company	American Stock Transfer & Trust Company
Operations Center	Attn: Reorganization Department
6201 15th Avenue	59 Maiden Lane
Brooklyn, NY 11219	New York, NY 10038

Telephone confirm #: (877) 248-6417 or (718) 921-8200
Fax# (718) 234-5001

You should read this Letter of Transmittal, including the accompanying instructions, carefully before completing it.

DESCRIPTION OF SHARES OF COMMON STOCK TENDERED

Names(s) and Address(es) of Registered Holder(s)	Share Certificate(s) and Shares(s) Tendered
(Please Fill in, if blank)	(Please attach additional signed list, if necessary)

	Common Stock Share Certificate Number(s)(1)	Total Number of Shares of Common Stock Represented by Share Certificate(s)(1)	Number of Shares of Common Stock Tendered(2)

Total Shares Tendered

	(1)	Need not be completed by shareholders who deliver shares by book-entry transfer.
	(2)	Unless otherwise indicated, all shares represented by share certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

	☐	Check here if share certificates have been lost or mutilated See Instruction 15.

Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration.  If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.

Attach additional signed list if necessary. See Instruction 9.

1st:                       2nd:                        3rd:                       4th:                        5th:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITARY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of the Tendering Institution:  __________________________________________________________________________

Account Number:  _______________________________________________________________________________________

Transaction Code Number:  ________________________________________________________________________________

If the tendered shares are being tendered on behalf of customers, please state the number of customer accounts for whose benefit the tender is made:  _______________________________________________________________________________________

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):  ____________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:  ____________________________________________________________

Name of Institution which Guaranteed Delivery:  _______________________________________________________________

Account Number (if delivered by book-entry transfer):  __________________________________________________________

     Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Deliveries to O.I. will not be forwarded to the Depositary and therefore will not constitute valid delivery. Deliveries to the Depositary Trust Company (“DTC”) will not constitute valid delivery to the Depositary.

     This Letter of Transmittal is to be completed only if (a) certificates representing shares are to be forwarded herewith, or (b) unless an Agent’s Message (as defined in the Offer to Purchase) is used or the acknowledgement required by the Automated Tender Offer Program is provided, a tender of shares is to be made concurrently by book-entry transfer to the account maintained by the Depositary at DTC as described in Section 3 of the Offer to Purchase. Shareholders who desire to tender shares pursuant to the offer, but whose share certificates are not immediately available or who cannot deliver the certificates and all other documents required by this Letter of Transmittal to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Price at which Shares Tendered

Check only one box. If more than one box is checked or if no box is checked, the shares will not be properly tendered.

 Shares Tendered at Price Determined by Shareholder
(See Instruction 5)

     By checking one of the following boxes below instead of the box under “Shares Tendered at a Price Determined Pursuant to the Offer,” the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by O.I. for the shares is less than the price checked below. A shareholder who desires to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered at more than one price.

Price (In Dollars) per Share at Which Shares Are Being Tendered

☐	$13.00	☐	$14.00
☐	$13.25	☐	$14.25
☐	$13.50	☐	$14.50
☐	$13.75	☐	$14.75

OR

Shares Tendered at Price Determined Pursuant to the Offer
(See Instruction 5)

☐

The undersigned wants to maximize the chance that O.I. will purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes above, the undersigned hereby tenders shares and is willing to accept the purchase price determined by O.I. in accordance with the terms of the offer. This action could result in receiving a price per share of as low as $13.00.

Odd Lots
(See Instruction 8)

     To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box) :

☐	is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

☐

is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

In addition, the undersigned is tendering shares either (check one box) :

☐	at the purchase price, as the same will be determined by O.I. in accordance with the terms of the offer (persons checking this box need not indicate the price per share above); or

☐	at the price per share indicated above in the section captioned “Shares Tendered at Price Determined by Shareholder.”

Conditional Tender
(See Instruction 16)

     A tendering shareholder may condition his or her tender of shares upon the purchase by O.I.  of a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless O.I. purchases at least that minimum number of shares you indicate below pursuant to the terms of the offer, none of the shares tendered will be purchased. It is the tendering shareholder’s responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

☐	The minimum number of shares that must be purchased, if any are purchased, is: shares.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, O.I.  may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. In any event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” below.

     The undersigned understands that acceptance of shares by O.I. for payment will constitute a binding agreement between the undersigned and O.I. upon the terms and subject to the conditions of the offer.

     The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” below. The undersigned acknowledges that O.I. has no obligation, pursuant to the “Special Payment Instructions,” to transfer any shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if O.I. does not purchase any of the shares.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 10)	(See Instructions 1, 6, 7 and 10)

To be completed ONLY if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at DTC other than that designated above.

To be completed ONLY if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price is to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated above.

Issue ☐ Check ☐ Certificate(s) to:	Issue ☐ Check ☐ Certificate(s) to:

Name: _____________________________________________	Name: __________________________________________
(Please Print)	(Please Print)

Address: ___________________________________________	Address: ___________________________________________

___________________________________________________	___________________________________________________

___________________________________________________	___________________________________________________
(Include Zip Code)	(Include Zip Code)

___________________________________________________
(Tax Identification or Social Security Number)
(See Substitute Form W-9)

☐ Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

______________________________________________

______________________________________________
(Account Number)

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To American Stock Transfer & Trust Company:

     The undersigned hereby tenders to O.I. Corporation, an Oklahoma corporation, the above-described shares of O.I.’s common stock, $0.10 par value per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 20, 2007, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

     Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, O.I. all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of O.I., with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (a) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of O.I.  upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to the shares;

(b) present certificates for the shares for cancellation and transfer on O.I.’s books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

     The undersigned covenants, represents and warrants to O.I. that:

     (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, O.I. will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

     (2) the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute the undersigned’s acceptance of the terms and conditions of the offer, including the undersigned’s representation and warranty that (i) the undersigned has a “net long position,” within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (ii) the tender of shares complies with Rule 14e-4;

     (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or O.I. to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

(4) the undersigned has read, understands and agrees to all of the terms of the offer.

     The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute a binding agreement between the undersigned and O.I. upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will O.I. pay interest on the purchase price, including by reason of any delay in making payment.

     All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which the shares are being tendered should be indicated in the box above.

     The undersigned understands that O.I. will determine a single per share price, not greater than $14.75 nor less than $13.00, that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering shareholders. O.I. will select the lowest purchase price that will allow it to buy 300,000 shares or, if a lesser number of shares are properly tendered, all shares that are properly tendered and not withdrawn. All shares acquired in the offer will be acquired at the same purchase price. All shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer and the “odd lot” priority, proration and conditional tender provisions described in the Offer to Purchase. Shares tendered at prices in excess of the purchase price that is determined by O.I. and shares not purchased because of proration or conditional tenders will be returned.

IMPORTANT
SHAREHOLDERS SIGN HERE
(Please Complete and Return the Attached Substitute Form W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________
(Signature(s) of Owner(s))

Dated: _____________________________

Name(s): ____________________________________________________________________________________________________

____________________________________________________________________________________________________________
(Please Print)

Capacity (full title): ___________________________________________________________________________________________

Address: ____________________________________________________________________________________________________

____________________________________________________________________________________________________________
(Include Zip Code)

Daytime Area Code and Telephone Number: _______________________________________________________________________

Tax Identification or Social Security Number: ______________________________________________________________________

GUARANTEE OF SIGNATURE(S), IF REQUIRED
(SEE INSTRUCTIONS 1 AND 6)

Authorized Signature: _____________________________________________________________________________________

Name: _________________________________________________________________________________________________
(Please Print)

Title: ___________________________________________________________________________________________________

Name of Firm: ___________________________________________________________________________________________

Address: ________________________________________________________________________________________________
(Include Zip Code)

Area Code and Telephone Number: __________________________________________________________________________

Dated: _______________________________

IMPORTANT:  COMPLETE AND SIGN THE ATTACHED SUBSTITUTE FORM W-9. NON-UNITED STATES HOLDERS, HOWEVER, SHOULD OBTAIN AND COMPLETE A FORM W-8.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

     1.   Guarantee of Signatures.  No signature guarantee is required if either: (a) this Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, includes any DTC participant whose name appears on a security position listing as the owner of the shares) tendered exactly as the name of the registered holder appears on the certificate(s) for the shares tendered with this Letter of Transmittal and payment and delivery are to be made directly to the owner unless the owner has completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” above; or (b) the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act (each of the foregoing constituting an “Eligible Institution”).

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

     2.   Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed only if certificates for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares must be delivered or mailed or confirmation of a book-entry transfer into the Depositary’s account at DTC of shares tendered electronically must be received or a valid tender through DTC’s Automated Tender Offer Program must be made, and in each case a properly completed and duly executed Letter of Transmittal (or manually signed facsimile of the Letter of Transmittal), including any required signature guarantees, an Agent’s Message in the case of a book-entry transferor, the specific acknowledgement in the case of a tender through DTC’s Automated Tender Offer Program, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be delivered to the Depositary on or before the Expiration Date. Delivery of documents to DTC does not constitute delivery to the Depositary.

     Participants in DTC may tender their shares in accordance with the Automated Tender Offer Program to the extent it is available to such participants for the shares they wish to tender. A shareholder tendering through the Automated Tender Offer Program must expressly acknowledge that the shareholder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such shareholder.

     Shareholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the Expiration Date, or whose shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their shares by or through an Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of the Notice of Guaranteed Delivery) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to that procedure, certificates for all physically tendered shares or book-entry confirmations, as the case may be, as well as this properly completed and duly executed Letter of Transmittal (or manually signed facsimile of this Letter of Transmittal), an Agent’s Message in the case of a book-entry transfer or the specific acknowledgement in the case of a tender through DTC’s Automated Tender Offer Program, and all other documents required by this Letter of Transmittal, must be received by the Depositary within 3 business days after receipt by the Depositary of the Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth therein. For shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     The method of delivery of all documents, including certificates for shares, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder. If delivery is by mail, O.I. recommends that you use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

     O.I. will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in Section 6 of the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

     3.   Inadequate Space.  If the space provided in the box entitled “Description of Shares Tendered” above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4.   Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.)  If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered” in the box entitled “Description of Shares Tendered” above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

     5.   Indication of Price at Which Shares are Being Tendered.   For shares to be properly tendered, the shareholder must either (1) check the box next to the section captioned “Shares Tendered at Price Determined Pursuant to the Offer” in this Letter of Transmittal or (2) check one of the boxes in the section captioned “Shares Tendered at Price Determined by Shareholder” in this Letter of Transmittal indicating the price at which the shareholder is tendering shares. Only one box may be checked. If more than one box is checked or if no box is checked, the shares will not be properly tendered. A shareholder wishing to tender portions of the holder’s shares at different prices must complete a separate Letter of Transmittal for each price at which the holder wishes to tender each portion of the holder’s shares. The same shares cannot be tendered (unless previously and properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6.   Signatures on Letter Of Transmittal; Stock Powers and Endorsements.

(a)

If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)	If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

(c)

If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles) as there are different registrations of certificates.

(d)

When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e)

If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to O.I. of his or her authority so to act.

     7.   Stock Transfer Taxes.  Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. O.I. will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however, (a) payment of the purchase price for shares tendered and accepted for purchase is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

     8.   Odd Lots.  As described in Section 1 of the Offer to Purchase, if O.I. is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder’s shares at or below the purchase price (an “odd lot holder”). This preference will not be available unless the section captioned “Odd Lots” is completed.

     9.   Order of Purchase in Event of Proration.  As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 14 of the Offer to Purchase.

     10.   Special Payment and Delivery Instructions.   If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled “Special Payment Instructions” and/or the box entitled “Special Delivery Instructions” on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     11.   Irregularities.  All questions as to the number of shares to be accepted, the price to be paid for the shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by O.I. in its sole discretion. O.I.’s determination will be final and binding on all parties. O.I. reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of O.I.’s counsel, be unlawful. O.I. also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder. O.I.’s interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering shareholder or waived by O.I. Unless waived, any defects or irregularities in connection with tenders must be cured within a time period that O.I. will determine. None of O.I., the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

     12.   Questions and Requests for Assistance and Additional Copies.  You may request additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent at its address and telephone numbers set forth on the back cover of the Offer to Purchase.

     13.   Tax Identification Number and Backup Withholding.   Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder’s assignee (in either case, the “payee”), provide the Depositary with the payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a payee who is an individual, is the payee’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each payee must provide the payee’s correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) and that (i) the payee is exempt from backup withholding, (ii) the payee has not been notified by the Internal Revenue Service that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the payee that the payee is no longer subject to backup withholding.

     If the payee lacks a TIN, the payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) write “Applied For” in the space provided in Part I of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the payee does not provide the payee’s TIN to the Depositary within 60 days, backup withholding will begin and continue until the payee furnishes the payee’s TIN to the Depositary. Note that writing “Applied For” on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

     If shares are held in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on which TIN to report.

     Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write “Exempt” in Part II of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

     14.   Withholding for Non-United States Holders.   Even if a non-United States holder (as defined in Section 14 of the accompanying Offer to Purchase) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a non-United States holder or his agent unless the Depositary determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. To obtain a reduced rate of withholding under a tax treaty, a non-United States holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN. To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a non-United States holder must deliver to the Depositary a properly completed and executed IRS Form W-8EC1. The Depositary will determine a shareholder’s status as a non-United States holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A non-United States holder may be eligible to obtain a refund of all or a portion of any tax withheld if the non-United States holder meets those tests described in Section 14 of the accompanying Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

     Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     15.   Lost, Stolen, Misplaced or Destroyed Certificates.   Shareholders whose certificates for all or part of their shares have been lost, stolen, misplaced or destroyed must notify American Stock Transfer & Trust Company, which is also the transfer agent for O.I.’s common stock, at (877) 248-6417. American Stock Transfer & Trust Company will instruct shareholders as to the procedures to be followed in order to replace the certificate.

     16.   Conditional Tenders.  As described in Section 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If O.I. will purchase less than all of the shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any shares tendered at or below the purchase price pursuant to a conditional tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn, subject to reinstatement if such conditionally tendered shares are subsequently selected by random lot for purchase subject to Section 6 of the Offer to Purchase. Conditional tenders will be selected by lot only from shareholders who tender all of their shares. All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. The conditional tender alternative is made available so that a shareholder may assure that the purchase of shares from the shareholder pursuant to the offer will be treated as a sale of the shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd lot shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder’s responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

     In the event of proration, any shares tendered pursuant to a conditional tender for which the minimum requirements are not satisfied may not be accepted and thereby will be deemed withdrawn.

     This Letter of Transmittal, properly completed and duly executed (or a manually signed facsimile of this Letter of Transmittal), together with certificates representing shares being tendered (or confirmation of book-entry transfer by the Depositary) and all other required documents, or a Notice of Guaranteed Delivery, must be received before 5:00 p.m. New York City time, on the Expiration Date. Shareholders are encouraged to return a completed Substitute Form W-9 with this Letter of Transmittal.

TO BE COMPLETED BY ALL REGISTERED
HOLDERS OF SHARES BEING TENDERED

SUBSTITUTE FORM W-9	Part 1: PLEASE PROVIDE YOUR TIN IN THE APPROPRIATE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	______________________ Social Security Number OR
__________________________________________________________
_______________________
Employer Identification Number

Department of the Treasury Internal Revenue Service	NAME (if a joint account or you changed your name, see Guidelines) __________________________________________________________

Part 2 — For Payees exempt from backup withholding, see Instruction 10 above and Guidelines for Certification of Taxpayer-Identification Number on Substitute Form W-9 enclosed herewith and complete as instructed herein.

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	CHECK APPROPRIATE BOX:
☐ Individual/Sole Proprietor
☐ Corporation
☐ Partnership
☐ Other

___________________________________________________
BUSINESS NAME, if different from above (See Guidelines)

___________________________________________________
Address

___________________________________________________
CITY STATE ZIP CODE

Part 3 — CERTIFICATION —Under penalties of perjury, I certify that (i) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (ii) I am not subject to backup withholding because (a) I am exempt from backup withholding; or (b) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

Signature___________________________________________________ Date______________________________

CERTIFICATION INSTRUCTIONS — You must cross out item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. If you are exempt from backup withholding, check the box in Part 5 below.

Part 4 — AWAITING TIN ☐ Part 5 — EXEMPT TIN ☐

NOTE:   FAILURE TO COMPETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payer within 60 days, the payer is required to withhold 28% of all reportable payments made to me thereafter until I provide a number.

Signature _________________________________________________	Date ___________________________________

The Information Agent for the offer is:

D.F. King & Co., Inc.
 48 Wall Street
New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll Free: (800) 659-5550